U-VEND, INC. 10-Q

Exhibit 10.47

agreement to amend LEASES

by and between

u-vend, inc.

and

AutoMATED RETAIL LEASING PARTNERS, LP

Dated as of August 8, 2016

agreement to amend leases

This agreement to amend leases (the or this “Agreement”), dated as of August 8, 2016, is by and between U-Vend, Inc., a Delaware corporation (the “Company”), and Automated Retail Leasing Partners, LP, a Delaware limited partnership (“Lessor”). The Company and Holder are sometimes collectively referred to herein as the “Parties,” and individually as a “Party.”

W I T N E S S E T H:

WHEREAS, the Company and Lessor have entered into a number of equipment leases that are identified on Schedule A hereto (as amended, restated and/or modified prior to the date hereof, the “Leases,” each a “Lease”); and

WHEREAS, the Parties now desire to amend certain, specific terms of the Leases as set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements and in reliance upon the undertakings, representations and warranties set forth herein, the Company and Lessor hereby agree as follows.

ARTICLE 1

 AMENDMENTS TO LEASES

Section 1.1         Term of Lease.

i.          The portion of Section 2 of each Lease beginning after the defined term “(“Commencement Date”)” is hereby amended and restated as follows: “…and shall expire on December 31, 2017.”

ii.         For any fees due and payable under any Lease, the Lessor shall have the option to take payment for such fees in cash or in the form of a promissory note (convertible or otherwise).

iii.        As full consideration for the extension of the term of the Leases, the Company shall issue a warrant to the Lessor the purchase of the Company’s common stock, with a five (5) year maturity from the date of issuance, in the form attached hereto as Exhibit A (the “Warrant”). The Warrant shall be for 150,000 shares of the Company’s common stock with an exercise price of $0.30 per share.

ARTICLE 2
EFFECT OF AGREEMENT

Section 2.1        Interpretation & Effect. Except as specifically set forth herein, Lessor does not by virtue of this Agreement waive any of its rights as “Lessor” under any Leases. In addition, nothing herein shall constitute a satisfaction of the Company’s obligations under the Leases. Furthermore, this Agreement does not obligate Lessor to make or agree to make any future amendments to any of the Leases. Upon its execution, this Agreement shall be deemed effective retroactively as of the original issue date of each Lease, and the terms and provisions of each Lease which are not nullified, negated, terminated, superseded, preempted, altered, modified, changed, restated, amended or otherwise rendered ineffective, inoperative and/or meaningless hereby (the “Surviving Terms,” each a “Surviving Term”) shall remain in effect and shall at all times be interpreted and enforced by the Parties in a manner consistent with, and so as to give full force and effect to, the provisions of this Agreement. In the event of any inconsistency or contradiction between this Agreement and any Surviving Term, this Agreement shall control.

Section 3.2        Integration. This Agreement together with the Surviving Terms shall constitute the entire agreement of the Parties respecting the subject matter hereof and shall collectively supersede all other provisions of the Leases and all other agreements, negotiations and prior or contemporaneous discussions and understandings of the Parties in connection with the transactions contemplated hereby.

ARTICLE 3
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PARTIES

Section 3.1         Lessor. Lessor hereby represents, warrants and covenants to the Company as follows:

i.          Due Organization, Authority, Etc. Lessor is a limited partnership duly organized and validly existing under the laws of the State of Delaware. Lessor has all requisite power and authority to own its properties and to carry on its business as now being conducted and as proposed to be conducted and to deliver, execute and perform its obligations under this Agreement.

ii.         Due Authorization. The execution, delivery and performance by Lessor of this Agreement have been duly authorized by all necessary action on the part of the manager(s) and member(s) of Lessor.

iii.        Legal, Valid and Binding Obligation. This Agreement has been duly executed and delivered by Lessor and constitutes the legal, valid and binding obligation of Lessor, enforceable against Lessor in accordance with its terms.

iv.        Consents, Etc. No consent, approval or authorization of or declaration, registration or filing with any federal, state or local governmental authority, or any regulatory body having jurisdiction over Holder, on the part of Lessor, which has not yet been attained or secured: (a) is required in connection with (i) the execution and delivery of this Agreement by Lessor, (ii) the performance by Lessor of its obligations hereunder; or (b) is a condition to the legality, validity or enforceability of this Agreement.

Section 3.2         Company. The Company hereby represents, warrants and covenants to Lessor as follows:

i.          Due Organization, Authority, Etc. The Company is a corporation duly organized under the laws of the State of Delaware. The Company has all requisite power and authority (i) to own its properties and to carry on its business as now being conducted and as proposed to be conducted and (ii) to deliver, execute and perform its obligations under this Agreement and the Surviving Terms.

ii.         Due Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation of all other transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of the Company.

iii.        Legal, Valid and Binding Obligation. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

iv.        Consents, Etc. No consent, approval or authorization of or declaration, registration or filing with any federal, state or local governmental authority, or any regulatory body having jurisdiction over the Company, on the part of the Company, which has not yet been attained or secured: (a) is required in connection with (i) the execution and delivery of this Agreement, or (ii) the performance by the Company of its obligations hereunder; or (b) is a condition to the legality, validity or enforceability of this Agreement.

ARTICLE 4
MISCELLANEOUS

Section 4.1        Representations. Each Party, acting through its member(s), manager(s) and/or authorized officer(s), has had an opportunity to consult with counsel of its choice prior to entering into this Agreement, and such member(s), manager(s) and/or officer(s) has/have read and is/are familiar with this entire Agreement and the Surviving Terms and their legal effect. Accordingly, no provision of this Agreement or of any Surviving Term (or any ambiguity contained herein or therein) shall be construed against the drafter hereof or thereof.

Section 5.2        Severability. In case any provision in this Agreement or in any Surviving Term shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions herein or therein, as the case may be, shall not in any way be affected or impaired thereby.

Section 5.3        Governing Law; Counterparts. The validity of this Agreement, the construction of its terms and the determination of the rights and duties of the Parties in accordance herewith, shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the conflicts of law provisions thereof, as this Agreement specifically pertains to the Leases, which, by their specific terms, are governed by such laws. This Agreement may be executed in counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

U-VEND, INC.

By:	/s/ Raymond Meyers
	Name:	Raymond Meyers
	Title:	Chief Executive Officer

AUTOMATED RETAIL LEASING PARTNERS, LP

	By:	Automated Retail Leasing Partners, LP
	Its:	General Partner

By:	/s/ Marilyn Kane
	Name:	Marilyn Kane
	Title:	Managing Principal

Schedule A

Leases

Commencement Date	Original Expiration Date	Amended Expiration Date	Machine Serial Number
10/25/13	10/24/16	12/31/17	MM00110-851
10/25/13	10/24/16	12/31/17	MM00110-854
10/25/13	10/24/16	12/31/17	MM00110-855
10/25/13	10/24/16	12/31/17	MM00110-856
10/25/13	10/24/16	12/31/17	MM00110-857
10/25/13	10/24/16	12/31/17	MM00110-858
10/25/13	10/24/16	12/31/17	MM00110-859
10/25/13	10/24/16	12/31/17	MM00110-860
10/25/13	10/24/16	12/31/17	MM00110-861
10/25/13	10/24/16	12/31/17	MM00110-862
10/25/13	10/24/16	12/31/17	MM00110-863
10/25/13	10/24/16	12/31/17	MM00110-864
10/25/13	10/24/16	12/31/17	MM00110-865
10/25/13	10/24/16	12/31/17	MM00110-866
10/25/13	10/24/16	12/31/17	MM00110-868
10/25/13	10/24/16	12/31/17	MM00110-872
10/25/13	10/24/16	12/31/17	MM00110-873
10/25/13	10/24/16	12/31/17	MM00110-874
10/25/13	10/24/16	12/31/17	MM00110-875
10/25/13	10/24/16	12/31/17	MM00110-881
10/25/13	10/24/16	12/31/17	MM00110-901

10/25/13	10/24/16	12/31/17	MM00110-903
10/25/13	10/24/16	12/31/17	MM00110-905
10/25/13	10/24/16	12/31/17	MM00110-906
10/25/13	10/24/16	12/31/17	MM00110-907
10/25/13	10/24/16	12/31/17	MM00110-908
10/25/13	10/24/16	12/31/17	MM00110-909
10/25/13	10/24/16	12/31/17	MM00110-910
10/25/13	10/24/16	12/31/17	MM00110-911
10/25/13	10/24/16	12/31/17	MM00110-912
03/05/14	03/04/17	12/31/17	110-869
03/05/14	03/04/17	12/31/17	110-870
03/05/14	03/04/17	12/31/17	110-876
03/05/14	03/04/17	12/31/17	110-877
03/05/14	03/04/17	12/31/17	110-891
03/05/14	03/04/17	12/31/17	110-892
03/05/14	03/04/17	12/31/17	110-894
03/05/14	03/04/17	12/31/17	110-895
03/05/14	03/04/17	12/31/17	110-896
03/05/14	03/04/17	12/31/17	110-922
03/05/14	03/04/17	12/31/17	110-923
03/05/14	03/04/17	12/31/17	110-925
03/05/14	03/04/17	12/31/17	110-928
03/05/14	03/04/17	12/31/17	110-939
03/05/14	03/04/17	12/31/17	110-940

05/16/14	05/15/17	12/31/17	11202
05/16/14	05/15/17	12/31/17	11677
05/16/14	05/15/17	12/31/17	12379
05/16/14	05/15/17	12/31/17	16145
05/16/14	05/15/17	12/31/17	19395
05/16/14	05/15/17	12/31/17	20385
05/16/14	05/15/17	12/31/17	21675
05/16/14	05/15/17	12/31/17	22122
05/16/14	05/15/17	12/31/17	110-915
05/16/14	05/15/17	12/31/17	110-723
05/16/14	05/15/17	12/31/17	110-774
05/16/14	05/15/17	12/31/17	110-902
05/16/14	05/15/17	12/31/17	110-904
05/16/14	05/15/17	12/31/17	110-914
05/16/14	05/15/17	12/31/17	110-916
05/16/14	05/15/17	12/31/17	110-917
05/16/14	05/15/17	12/31/17	110-918
05/16/14	05/15/17	12/31/17	110-920
05/16/14	05/15/17	12/31/17	110-921
05/16/14	05/15/17	12/31/17	110-926
05/16/14	05/15/17	12/31/17	110-929
05/16/14	05/15/17	12/31/17	110-932
05/16/14	05/15/17	12/31/17	110-933
05/16/14	05/15/17	12/31/17	110-934

05/16/14	05/15/17	12/31/17	110-935
05/16/14	05/15/17	12/31/17	110-936
05/16/14	05/15/17	12/31/17	110-937
05/16/14	05/15/17	12/31/17	110-938
05/16/14	05/15/17	12/31/17	110-941
05/16/14	05/15/17	12/31/17	110-942
05/16/14	05/15/17	12/31/17	110-392
05/16/14	05/15/17	12/31/17	110-464
05/16/14	05/15/17	12/31/17	110-465
05/16/14	05/15/17	12/31/17	33779673
05/16/14	05/15/17	12/31/17	41161290
05/16/14	05/15/17	12/31/17	41161347

Exhibit A

Warrant